July 19, 2023

Supplement

SUPPLEMENT DATED JULY 19, 2023 TO THE
SUMMARY PROSPECTUSES AND PROSPECTUSES OF
MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND
(the "Fund")
Dated February 28, 2023

Effective December 1, 2023 (the "Effective Date"), Christian Roth will no longer serve as a portfolio manager of the Fund and Vishal Khanduja will begin serving as a portfolio manager of the Fund. Richard Ford, Michael Kushma, Leon Grenyer and Utkarsh Sharma will continue to serve as portfolio managers of the Fund.

Accordingly, on the Effective Date, each Summary Prospectus and each Prospectus will be amended as follows:

The sections of each Summary Prospectus titled "Fund Management—Portfolio Managers" and each Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" will be deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Fixed Income team. Information about the current members jointly and primarily responsible for the day-to-day implementation of the Fund's overall strategy and portfolio construction is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Richard Ford, ACA	Managing Director	October 2014
Vishal Khanduja, CFA	Managing Director	December 2023
Michael Kushma	Managing Director	April 2014
Leon Grenyer	Managing Director of MSIM Limited	October 2022
Utkarsh Sharma	Executive Director	August 2020

In addition, the third and fourth paragraphs of the section of each Prospectus titled "Fund Details—Fund Management" will be deleted in their entirety and replaced with the following:

The Fund is managed by members of the Fixed Income team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day implementation of the Fund's overall strategy and portfolio construction are Richard Ford, ACA, Vishal Khanduja, CFA, Michael Kushma, Leon Grenyer and Utkarsh Sharma. In managing the Fund's portfolio, Messrs. Ford, Khanduja, Kushma, Grenyer and Sharma may utilize the input of other members of the Advisor's Fixed Income team including, but not limited to, the Fixed Income Asset Allocation team.

Mr. Ford is the co-head of the Broad Markets team and has been associated with Morgan Stanley since 1991 and with the Sub-Adviser in an investment management capacity since 2002. Mr. Khanduja is the Co-Head of the Broad Markets team and manages other funds for the Adviser, is a Managing Director of the Adviser and has been employed by the Morgan Stanley organization since 2012. Mr. Kushma is Chief Investment Officer of the Broad Markets team for the Adviser. He joined Morgan Stanley in 1986 and the Adviser in 1994. Mr. Grenyer has been associated with the Sub-Adviser in an investment management capacity since 2002. Mr. Sharma is a portfolio manager of the Fixed Income organization. He joined Morgan Stanley in 2014 and has eight years of investment experience.

Please retain this supplement for future reference.

MSGFIOSUMPSAISPT 7/23